Exhibit 10(d)
AMENDMENT NO. 2 AND WAIVER TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

Amendment No. 2 and Waiver, dated as of October 29, 2002 (the “Amendment”), to the Amended and Restated Receivables Purchase Agreement, dated as of June 26, 2001, (as amended to date, the “Receivables Purchase Agreement”), among UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Seller”), UNITED RENTALS, INC., a Delaware corporation (“URI” or the “Collection Agent”), ATLANTIC ASSET SECURITIZATION CORP., a Delaware corporation (“Atlantic”), GRAMERCY CAPITAL CORPORATION, a Delaware corporation (“Gramercy”), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, a branch of a banking corporation organized and existing under the laws of Switzerland (“CSFB”), and CREDIT LYONNAIS NEW YORK BRANCH, a branch of a French banking corporation (“Credit Lyonnais”), as a Bank and as agent (the “Agent”) for the Investors and the Banks.

RECITALS

WHEREAS, the Seller, the Collection Agent, Atlantic, Gramercy, CSFB and Credit Lyonnais have heretofore entered into the Receivables Purchase Agreement;

WHEREAS, pursuant to clause (n) of Exhibit V to the Receivables Purchase Agreement, a breach of the financial covenants set forth in Annex J to the Receivables Purchase Agreement (“Annex J”) will constitute an Event of Termination under the Receivables Purchase Agreement;

WHEREAS, the Seller would like to request that Credit Lyonnais, Atlantic, Gramercy, and CSFB waive compliance with such clause (n) for the period from September 30, 2002 to the effective date of the amendments set forth in paragraph 2 of this Amendment, but solely to the extent the Seller would have been in compliance with such clause (n) if such amendments had been effective as of September 30, 2002;

WHEREAS, Atlantic, Gramercy, CSFB and Credit Lyonnais are willing, on and subject to the terms and conditions set forth below, to waive compliance with such clause (n) for the period from September 30, 2002 to the effective date of the amendments set forth in paragraph 2 of this Amendment, but solely to the extent the Seller would have been in compliance with such clause (n) if such amendments had been effective as of September 30, 2002; and

WHEREAS, the Seller, the Collection Agent and the Agent have agreed, subject to the terms and conditions of this Amendment, to amend Annex J to the Receivables Purchase Agreement as hereinafter set forth. Capitalized terms used herein but not defined herein shall have the meaning assigned thereto in the Receivables Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Waiver. Effective as of September 30, 2002, Atlantic, Gramercy, CSFB, and Credit Lyonnais hereby waive compliance with clause (n) of Exhibit V to the Receivables Purchase Agreement for the period from September 30, 2002 to the effective date of the amendments set forth in paragraph 2 of this Amendment, but solely to the extent the Seller would have been in compliance with such clause (n) if such amendments had been effective as of September 30, 2002. Immediately upon the effective date of the amendments set forth in paragraph 2 of this Amendment, and at all times thereafter, the Seller shall be required to be in compliance with such clause (n) (as amended hereby).

2. Amendment of Receivables Purchase Agreement. Effective as of October 29, 2002, the provisions of the Amended and Restated Credit Agreement, dated as of April 20, 2001, among URI, United Rentals of Canada, Inc., JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), The Chase Manhattan Bank of Canada and the various lenders thereto (the “Credit Agreement”), which are included in Annex J, are hereby amended to the extent of any amendments to such provisions of the Credit Agreement effected by the Second Amendment to the Credit Agreement attached hereto as Exhibit A (the “Credit Agreement Amendment”), and from and after the date hereof Annex J shall be such provisions of the Credit Agreement as amended by the Credit Agreement Amendment.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

4. Receivables Purchase Agreement in Full Force and Effect. Except as amended by this Amendment, all of the provisions of the Receivables Purchase Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

5. References to Receivables Purchase Agreement. From and after the date hereof, (a) all references in the Receivables Purchase Agreement to “this Agreement,” “hereof,” “herein” or similar terms and (b) all references to the Receivables Purchase Agreement in each agreement, instrument and other document executed or delivered in connection with the Receivables Purchase Agreement, shall mean and refer to the Receivables Purchase Agreement, as amended by this Amendment.

6. Further Assurances. The parties hereto agree to execute and deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

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7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

8. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED RENTALS RECEIVABLES LLC II, as Seller

By:
Name:
Title:

UNITED RENTALS, INC., as Collection Agent

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH, as Agent

By:
Name:
Title:

Acknowledged and agreed to
as of the date first above written:

ATLANTIC ASSET SECURITIZATION CORP.

By:	CREDIT LYONNAIS NEW YORK
BRANCH, as Attorney-in-Fact

By:
Name:
Title:

GRAMERCY CAPITAL CORPORATION

By:	CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH, as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON,
NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

CREDIT AGREEMENT AMENDMENT